November 9, 2017 CUMULUS MEDIA INC. 2017 Third Quarter Earnings Call Presentation

Safe Harbor Statement Cautionary Note Regarding Forward-Looking Statements Certain statements in this presentation may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations, primarily with respect to our future operating, financial and strategic performance. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward- looking statements as a result of various factors including, but not limited to, risks and uncertainties relating to the need for additional funds to service our debt and to execute our business strategy; our need to restructure or refinance our debt and the terms on which any such restructuring or refinancing may be completed, including through any court-approved restructuring; our ability to access borrowings under our revolving credit facility; our ability from time to time to renew one or more of our broadcast licenses; changes in interest rates; changes in the fair value of our investments; the timing of, and our ability to complete, any acquisitions or dispositions pending from time to time; costs and synergies resulting from the integration of any completed acquisitions; our ability to effectively manage costs; our ability to effectively drive and manage growth; the popularity of radio as a broadcasting and advertising medium; changing consumer tastes; the impact of general economic conditions in the United States or in specific markets in which we currently do business; industry conditions, including existing competition and future competitive technologies and cancellation, disruptions or postponements of advertising schedules in response to national or world events; our ability to generate revenues from new sources, including local commerce and technology-based initiatives; the impact of regulatory rules or proceedings that may affect our business or any acquisitions; our ability to successfully appeal the notice of delisting of our Class A common stock from the NASDAQ stock market; the write-off of a material portion of the fair value of our FCC broadcast licenses and goodwill from time to time; or other risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”) and any subsequent filings. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter the actual results of our operations or financial condition. Cumulus Media Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

CUMULUS MEDIA INC. 2017 Third Quarter Earnings Call Presentation

• Third quarter results reflect further positive momentum • Net revenue and Adjusted EBITDA increased for the second quarter in a row • Foundational initiatives continue to contribute to outperformance • New strategies and innovations setting up longer-term growth opportunities Key Highlights

Three Months Ended September 30, ($ in millions) 2017 2016 % Change Net revenue 287.2$ 286.1$ 0.4% Net income (1) 1.3$ 46.3$ (97.2%) Adjusted EBITDA (2),(3) 61.8$ 43.9$ 40.7% (1) Three months ended September 30, 2016 was impacted positively by an approximately $94.0 million gain on sale of assets, predominantly driven by the sale of Los Angeles real estate. (2) Adjusted EBITDA is not a financial measure calculated or presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). For additional information, see the Appendix to this presentation. (3) Three months ended September 30, 2016 includes the impact of $14.4 million of expenses incurred to resolve previously disputed syndicated programming and network inventory relationships with CBS Radio Inc. Excluding these amounts, Adjusted EBITDA for the three months ended September 30, 2017 would have increased by 6.0% year-over-year. Consolidated Financial Overview

Three Months Ended September 30, ($ in millions) 2017 2016 % Change Net revenue 202.9$ 206.2$ (1.6%) Net income (1) 42.7$ 134.1$ (68.2%) Adjusted EBITDA (2) 54.7$ 56.2$ (2.8%) (1) Three months ended September 30, 2016 was impacted positively by an approximately $94.0 million gain on sale of assets, predominantly driven by the sale of Los Angeles real estate. (2) Adjusted EBITDA is not a financial measure calculated or presented in accordance with GAAP. For additional information, see the Appendix to this presentation. Segment Performance - RSG

Radio Station Group Key Highlights • Grew revenue share for fifth straight quarter • Grew ratings share for seventh straight quarter • Rolled out the digital C-Suite, with the additional launch of C-Endorsement Videos • Established and began building a formal revenue management function • Selected a new traffic & billing system provider, with installation to occur over the next 18-24 months

Three Months Ended September 30, ($ in millions) 2017 2016 % Change Net revenue 83.8$ 79.4$ 5.5% Net income 11.1$ (10.9)$ ** Adjusted EBITDA (1),(2) 17.1$ (2.7)$ ** ** Calculation not meaningful (1) Adjusted EBITDA is not a financial measure calculated or presented in accordance with GAAP. For additional information, see the Appendix to this presentation. (2) Three months ended September 30, 2016 includes the impact of $14.4 million of expenses incurred to resolve previously disputed syndicated programming and network inventory relationships with CBS Radio Inc. Excluding these amounts, Adjusted EBITDA for the three months ended September 30, 2017 would have increased by 46.3% year-over-year. Segment Performance - WWO

Westwood One Key Highlights • Grew revenue share for third straight quarter • Benefited from NASH Next and Next2Rock franchises, which contributed to revenue and Adjusted EBITDA • Announced industry-leading data partnerships, under the OneWay brand, to increase targeting and attribution measurement • Launched the Westwood One ROI Guarantee, the first ever ROI guarantee in the audio industry • Continued to grow podcast portfolio, which is now a multi-million dollar top-line business

Westwood One Key Highlights • Grew revenue share for third straight quarter • Benefited from NASH Next and Next2Rock franchises, which contributed to revenue and Adjusted EBITDA • Announced industry-leading data partnerships, under the OneWay brand, to increase targeting and attribution measurement • Launched the Westwood One ROI Guarantee, the first ever ROI guarantee in the audio industry • Continued to grow podcast portfolio, which is now a multi-million dollar top-line business

Westwood One Key Highlights NEWS/TALK ENTERTAINMENT SPORTS • Grew revenue share for third straight quarter • Benefited from NASH Next and Next2Rock franchises, which contributed to revenue and Adjusted EBITDA • Announced industry-leading data partnerships, under the OneWay brand, to increase targeting and attribution measurement • Launched the Westwood One ROI Guarantee, the first ever ROI guarantee in the audio industry • Continued to grow podcast portfolio, which is now a multi-million dollar top-line business

• Q4 2017 comparison will be negatively impacted by ~$9 million of political revenue in Q4 2016 • Company is currently pacing down low single digits, impacted by the political comparison; excluding political, pacing is almost flat Q4 2017 Outlook

Balance Sheet Update • Continuing to focus on addressing our debt levels to achieve the full potential of our assets over the long term • Have been in private discussions with both of our creditor groups with assistance of outside legal and financial advisors • Chose to forgo the November 1st bond interest payment and enter into a 30-day grace period in furtherance of this effort • Exploring all available options with a focus on maintaining the momentum of the turnaround effort

Third Quarter 2017 Financial Results See Press Release and 10-Q for More Detail www.cumulus.com/investors

APPENDIX: Financial Summary & Reconciliation to Non-GAAP Term

Non-GAAP Financial Measure Definition of Adjusted EBITDA Adjusted EBITDA is the financial metric utilized by management to analyze the cash flow generated by our business. This measure isolates the amount of income generated by our core operations before the incurrence of corporate expenses. Management also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and our non-operating expenses including debt service. In addition, Adjusted EBITDA is a key metric for purposes of calculating and determining our compliance with certain covenants contained in our credit facility. We define Adjusted EBITDA as net income (loss) before any non-operating expenses, including depreciation and amortization, stock-based compensation expense, gain or loss on sale of assets or stations (if any), gain or loss on derivative instruments (if any), impairment of assets (if any), acquisition-related and restructuring costs (if any) and franchise and state taxes. In deriving this measure, management excludes depreciation, amortization, and stock-based compensation expense, as these do not represent cash payments for activities directly related to our core operations. Management excludes any gain or loss on the exchange or sale of any assets or stations and any gain or loss on derivative instruments as they do not represent cash transactions nor are they associated with core operations. Expenses relating to acquisitions and restructuring costs are also excluded from the calculation of Adjusted EBITDA as they are not directly related to our core operations. Management excludes any non-cash costs associated with impairment of assets as they do not require a cash outlay. Management believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, nevertheless is commonly employed by the investment community as a measure for determining the market value of media companies. Management has also observed that Adjusted EBITDA is routinely employed to evaluate and negotiate the potential purchase price for media companies and is a key metric for purposes of calculating and determining compliance with certain covenants in our credit facility. Given the relevance to our overall value, management believes that investors consider the metric to be extremely useful. Adjusted EBITDA should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Adjusted EBITDA may be defined or calculated differently by other companies and comparability may be limited.

3rd Quarter 2017 Adjusted EBITDA Reconciliation Table The following table reconciles net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended September 30, 2017 (dollars in thousands): Three Months Ended September 30, 2017 Radio Station Group Westwood One Corporate and Other Consolidated GAAP net income (loss) $ 42,702 $ 11,107 $ (52,535) $ 1,274 Income tax expense — — 5,257 5,257 Non-operating (income) expense, including net interest expense (1) 132 35,205 35,336 LMA fees 2,717 — — 2,717 Depreciation and amortization 9,349 5,443 416 15,208 Stock-based compensation expense — — 354 354 (Gain) loss on sale of assets or stations (107) — 24 (83) Loss on extinguishment of debt — — 1,063 1,063 Acquisition-related and restructuring costs — 400 99 499 Franchise and state taxes — — 140 140 Adjusted EBITDA $ 54,660 $ 17,082 $ (9,977) $ 61,765

3rd Quarter 2016 Adjusted EBITDA Reconciliation Table The following table reconciles net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended September 30, 2016 (dollars in thousands): Three Months Ended September 30, 2016 Radio Station Group Westwood One Corporate and Other Consolidated GAAP net income (loss) $ 134,119 $ (10,874) $ (76,924) $ 46,321 Income tax expense — — 32,788 32,788 Non-operating (income) expense, including net interest expense (2) 59 33,851 33,908 Local marketing agreement fees 2,481 — — 2,481 Depreciation and amortization 13,653 7,782 522 21,957 Stock-based compensation expense — — 735 735 Gain on sale of assets or stations (94,014) — — (94,014) Acquisition-related and restructuring costs — 344 (794) (450) Franchise and state taxes — — 158 158 Adjusted EBITDA $ 56,237 $ (2,689) $ (9,664) $ 43,884